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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                                 FORM 8-K/A

                               AMENDMENT NO. 3

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                July 17, 1998
               ------------------------------------------------
               Date of Report (date of earliest event reported)



                         DATALINK SYSTEMS CORPORATION
             ----------------------------------------------------
             Exact Name of Registrant as Specified in its Charter



         Nevada                    0-21069              35-3574355
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation               Number                  Number



         1735 Technology Drive, Suite 790, San Jose, CA  95110
        ----------------------------------------------------------
        Address of Principal Executive Offices, Including Zip Code



                               (408) 367-1700
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code



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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 17, 1998, Datalink Systems Corporation (the "Company") received notification from Pricewaterhouse Coopers LLP ("PwC"), formerly Coopers & Lybrand L.L.P., the Company's independent accountants for the fiscal years ended March 31, 1996, 1997 and 1998 stating that the client-auditor relationship had ceased. The reports of PwC on the Company's financial statements for the fiscal years ended March 31, 1996, 1997 and 1998 did not contain an adverse opinion or disclaimer of an opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles or practices.

     PwC submitted a response letter, as required by Item 304(a) of Regulation S-B, to the Company's 8-K filing made on July 24, 1998 which was filed as
Exhibit 16 to the Company's Form 8-K/A Amendment No. 1 filed on August 5, 1998. The Company agrees with the statement of PwC made therein that,

     "Other than this matter, in connection with its audits for the two most recent fiscal years and through July 17, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference in their report on the financial statements for such years."

The PwC "matter" referred to above concerns a disagreement the Company had with PwC regarding the application of Emerging Issues Task Force abstract 88-18 (hereinafter "EITF 88-18") to revenues from certain sales of technology in fiscal years 1997 and 1998.

     Subsequent to filing Form 8-K/A Amendment No. 1 on August 5, 1998, disclosing the PwC response letter referred to above, the Company received a second response letter (the "PwC Letter") which is filed herewith as Exhibit
16.1. The Company has read the PwC Letter and agrees with the statements made therein, except as set forth below:

     Paragraph 2 of the PwC Letter states: "The Company filed on September 11, 1996 an amended 8-K/A, which included the audited financial statements of DSC Datalink Systems Corporation, as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994 and for the period from June 15, 1993 (date of inception) to December 1995. Note 9 to the aforementioned financial statements discloses the applicability of EITF 88-18 to the sale of technology. In addition, the applicability of EITF 88-18 was discussed in detail with senior management of the Company in August 1996."

     Although PwC did recommend the application of EITF 88-18 to the sale of technology in the financial disclosures made in the Company's September 11, 1996 8-K/A and the 10-QSB for the quarter ending September 30, 1996, after these filings were made, the senior PwC audit partner informed the Company that PwC had changed its position regarding the applicability of EITF 88-18 to the technology sale transaction. The Company was then instructed to prepare its 10-QSB for the quarter ended December 31, 1996 using an accounting treatment that did not apply EITF 88-18.

     All financial disclosure contained in such Quarterly Report were reviewed and concurred in by PwC.

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     Subsequently PwC informed the Company that it had again changed its position and recommended that EITF 88-18 be applied to treatment of such revenues for purposes of the Company's financial disclosure in its 1997 10-KSB and future reports filed with the Commission. Although the Company did not resist complying with PwC's recommendation, there was concern over PwC's inconsistent direction regarding this EITF 88-18 issue and accordingly Company management met with the PwC Senior Audit Partner in September 1997 to discuss said concern.

     Subsequent financial disclosures were made consistent with PwC's recommendations, as documented by PwC's correspondence dated September 29, 1997, to the Company's Board of Directors:

     "Recognition of the Shalcor transaction in accordance with EITF 88-18 is required and though management disagreed with the account-ing treatment it did record the transaction in accordance with EITF 88-18."

     The same EITF 88-18 issue arose during the audit for the fiscal year 1998 concerning a similar sale of technology. Once again, the Company and PwC revisited the applicability of this treatment to the sale of technology. The Company asked PwC to explain the rationale for using EITF 88-18 and had discussions with PwC regarding the meaning of the term "investor" as used in the application of EITF 88-18.

     Paragraph 3 of the PwC Letter states: "Senior management of the Company had advised PwC, that the Company had sought the advice of several accounting firms, including an accounting firm that provides tax consulting to the Company, and an economic consulting firm."

     With the intention of researching the EITF 88-18 treatment, the Company did seek the advice of accounting and consulting professionals regarding clarification of the foregoing issue. None of such professionals was engaged in rendering public accounting services, nor did they perform any auditing services for the Company; the Company's Board of Directors considered undertaking such research to be appropriate and consistent with its fiduciary duties to the Company and its stockholders. The Company reaffirms its prior statement that it did not, and disclaims any suggestion that it did, seek the formal opinion of any accountant or accounting firm other than PwC.

     Although alternative sale of technology accounting treatments were suggested by the Company, none were found acceptable to PwC. Consequently, the Company acquiesced in favor of PwC. All financial disclosures in the Company's SEC filings for the fiscal years 1997 and 1998 have been made in accordance with PwC's direction and approval.

     In September 1997, PwC advised the Company's Board of Directors of certain "internal control weaknesses." The Company's management has addressed and rectified each of these issues, set forth in the PwC response letter as
Exhibit 16 with the Company's Form 8-K/A Amendment No. 1 filed on August 5, 1998, as described below:

     PWC ISSUE: Failure to timely file periodic reports as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

     COMPANY RESOLUTION: The Company was late in filing the 1997 10-KSB. This was in large part due to requirements made by PwC during July 1997 to make last minute adjustments to the 10-KSB as required by the unexpected application of EITF 88-18. PwC delivered its original,

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     manually-executed report on the Company's financial statements for the year ended March 31, 1997 under a cover letter dated August 12, 1997. This is the same date of PwC's consent to refer to and include its
     report in the 1997 10-KSB.   The 1997 10-KSB was subsequently filed
     on August 12, 1997. The last minute adjustments required for the 1997 10-KSB also applied to the report for the quarter ended June 30, 1997 and caused this report to be filed one date late. The Company has since filed all reports required to be filed by it pursuant to the Exchange Act on a timely basis.

     Paragraph 4 of the PwC Letter states: "The delay in the Company's filing of the 1997 Form 10-KSB was the result of the Companys inability to reconcile certain common stock and stock option activity on a timely basis and the Company's continued resistance with respect to the previously reported disagreement."

     The Company had completely reconciled its stock option and common stock activity for the year ended March 31, 1997 when it was directed by PwC to revise the financial disclosure in the 1997 Form 10-KSB and re-apply the EITF 88-18 treatment to the sale of technology. The Company had prepared the 1997 Form 10-KSB consistent with the sale of technology treatment directed by PwC in the Company's prior Form 10-QSB for the quarter ended December 31, 1996. Upon learning of the new application of EITF 88-18, the Company tried to quickly revise its 1997 Form 10-KSB and file it with the Commission; however, due to the extensive nature of the revision required by the EITF 88-18 treatment, the Company was unable to file the Form 10-KSB until August 12, 1997.

     The Company's concerns regarding the inconsistent direction from PwC on the EITF 88-18 issue were discussed with the PwC senior partner after the 1997 Form 10-KSB filing was made. The Company maintains that all stock transactions have been properly accounted for and fully audited by PwC.

     PWC ISSUE: Material Audit adjustments related to the sale of tech-nology, accounts payable and accrued liabilities and common stock transaction.

     COMPANY RESOLUTION: All adjustments related to the sale of tech-nology were made as a result of the implementation of EITF 88-18. Adjustments to accounts payable, accrued liabilities, and common stock transactions were required due to Company practices occurring prior to the Company becoming publicly-held. After the Company became public, all required adjustments were completed. PwC has since audited and issued its report on the Company's financial statements for the fiscal year ended March 31, 1998.

     Paragraph 5 of the PwC Letter states: "The Company practices in question also dealt with transactions subsequent to the Company becoming publicly held."

     The Company maintains that all subsequent stock and option transactions have been properly accounted for and fully audited by PwC.

     PWC ISSUE: Adequacy of records maintained by the Company related to certain prior common stock transactions.

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     COMPANY RESOLUTION:  The claimed inadequacy of records maintain by the Company related to certain prior common stock transactions were considered to be the result of past practices prior to the date the Company became a public company. Since the Company became publicly-held, such records have also been maintained by the Company's trans-fer agent, American Securities Transfer & Trust, Inc. PwC has since audited and issued its report on the Company's financial statements for the fiscal year ended March 31, 1998.

     Paragraph 6 of the PwC Letter states: "The Company practices in question also dealt with transactions subsequent to the Company becoming publicly held."

     Again the Company maintains that all subsequent stock and option transactions have been properly accounted for and fully audited by PwC.

     Although there are no documents in support of this statement, nor does senior management at the Company have any recollection of being informed of the need to amend its Form 10-QSB for the quarter ended December 31, 1997, the Company is currently preparing an amended Form 10-QSB and expects to file it shortly.

     Finally, the report of PwC dated June 19, 1997 on the Company's financial statements as of March 31, 1997 and for the year then ended, which contained a paragraph stating that the Company's recurring losses from operations raised substantial doubt as to the Company's ability to continue as a going concerning, was filed with the Commission in August 1997 as required.

     The Company was surprised by PwC's repeated reversals of its position on the applicability of EITF 88-18 to treatment of the transaction and revenues in question; however, it denies any failure on its part to cooperate fully with PwC regarding this issue and strongly objects to any suggestion to the contrary.

     Subsequent to filing Form 8-K/A Amendment No. 2 on August 18, 1998, disclosing the PwC Letter discussed above, the Company received a third response letter, which is filed herewith as Exhibit 16.2, wherein PwC asserts that it never changed its position with respect to the applicability of EITF 88-18. For the reasons discussed above, the Company does not agree with the statements made by PwC in its third response letter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial  Statements:  None

     (b)   Pro Forma Financial Information:  None

     (c)   Exhibits:

           16    Letter of PricewaterhouseCoopers      Previously filed
                 LLP dated July 27, 1998 required by
                 Item 304(a)(3) of Regulation S-B

           16.1  Letter of PricewaterhouseCoopers      Previously filed
                 LLP dated August 12, 1998


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           16.2  Letter of PricewaterhouseCoopers      Filed herewith
                 LLP dated August 19, 1998             Electronically


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DATALINK SYSTEMS CORPORATION



Dated:  August 25, 1998             By:/s/ Anthony N. LaPine
                                       Anthony N. LaPine, President















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